UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 02/04/2010

Marriott International, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13881

Delaware	52-2055918
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10400 Fernwood Road

Bethesda, MD 20817

(Address of principal executive offices, including zip code)

301-380-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

In a press release issued February 4, 2010 announcing reinstatement of its cash dividend, Marriott International, Inc. (“Marriott”) disclosed that during its fiscal year ended January 1, 2010, Marriott reduced its total debt levels by almost $800 million, to approximately $2.3 billion at year-end.

A copy of the press release is attached as Exhibit 99 and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is furnished with this report:

Exhibit 99 - Press release issued on February 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marriott International, Inc.

Date: February 5, 2010	By:	/s/ Ward R. Cooper
Ward R. Cooper
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99	Press release issued on February 4, 2010.